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                                                                EXHIBIT 23.1



                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 25, 1996, on our audits of the financial statements of Positron Corporation as of December 31, 1994 and 1995, and for the years ended December 31, 1994 and 1995. We also consent to the reference to our firm under the caption "Experts".


                                             COOPERS & LYBRAND L.L.P.

Houston, Texas
June 12, 1996